UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington D.C., 20549

                                 Form 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) October 21, 2002


                       Commission file number 33-55254-18


                            COMPOSITE HOLDINGS, INC.

            (Exact name of registrant as specified in charter)


                  Nevada                           87-0434297
       (State or other jurisdiction of          (I.R.S. Employer
        incorporation or organization)       Identification number)

          5333 S. Arville St.  # 206
           Las Vegas, Nevada 89118                 702-579-4888
        (Name, address, including zip code, and telephone numbers, including area code, of agent of service)

Copies To:

Susan Donohue
5333 S. Arville St. Suite 206
Las Vegas, NV 89118
(702) 579-4888

Item No. 1.     Changes in Control of Registrant.

No Events to report

Item No. 2.     Acquisition or Disposition of Assets.

No events to report.


Item No. 3.     Bankruptcy or Receivership.

No events to report.


Item No. 4.     Changes in Registrant's Certifying Accountant.

No events to report.


Item No. 5.     Other Events.

No events to report.


Item No. 6.     Resignation of Registrant's Directors.

The Company accepted the resignation of Mr. William Morris as an officer and director. The Board of Directors accepted this resignation as of the close of business on October 17, 2002, 5:00 PM, Pacific Standard Time.


Item No. 7.     Financial Statements, Proforma Financial Information
                and Exhibits.
    NONE

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


COMPOSITE HOLDINGS, INC.



By: /s/ Susan Donohue                         Dated:  21 October, 2002
        -------------------------------
        Susan Donohue, Secretary